UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 3, 2006

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                  0-12781                   56-1001967
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On August 3, 2006, H. Bruce English, one of the directors of Culp, Inc. (the "Company"), died unexpectedly. Mr. English was one of the five independent directors on the Company's board, which has a total of nine members. As a result of Mr. English's death, the Company no longer has a majority of independent directors, as required by the Company's Corporate Governance Guidelines and by the rules of the New York Stock Exchange ("NYSE"), which is the principal exchange on which the Company's common stock is listed. The Company notified the NYSE of the death of Mr. English and the failure to have a majority of independent directors for that reason. On August 7, 2006, the NYSE formally notified the Company that the death of Mr. English meant that the Company is deficient in meeting the requirements of Section 303A.01 of the NYSE Listed Company Manual. The NYSE further notified the Company that if the Company is not able to cure the deficiency by August 14, 2006, the Company will be deemed noncompliant, and that if the Company is not able to cure the noncompliance by February 7, 2007, a BC indicator will be disseminated and the Company will be added to the list of noncompliant issuers on www.nyse.com. The Company intends to make changes to the membership of its board of directors within the time periods set forth by the NSYE to return to having a majority of independent directors, in compliance with NYSE rules and the Company's Corporate Governance Guidelines.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 3, 2006, H. Bruce English, a member of the Company's board of directors, died unexpectedly. The information included in Item 3.01 of this report is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2006

                                        Culp, Inc.

                                        By: Kenneth R. Bowling
                                            ------------------------------------
                                            Vice President-Finance, Treasurer